                                                                    Exhibit 10.4


                                                                            OCIP


PHARMACIA


2000 Operations Committee Incentive Plan

2000 OPERATIONS COMMITTEE INCENTIVE PLAN OVERVIEW

         The 2000 Operations Committee Incentive Plan is summarized on the first three pages. Specific details on the Plan and how actual payouts are determined are provided in the Plan
         Document that follows this overview.

--------------------------------------------------------------------------------

PLAN OBJECTIVE
The Operations Committee Incentive Plan (alternatively referred to as the OCIP, or the Plan) is designed to encourage specific results-oriented actions on the part of members of the Operations Committee (OC) of Pharmacia Corporation, and to recognize and reward positive results. The Plan closely aligns financial rewards with the achievement of specific objectives linked to business results, unit/functional and individual performance, and the participant's demonstrated commitment to leadership. The higher the level of the achievement, the greater the financial reward to participants.

KEY FEATURES
There are six key elements (identified in BOLD ITALICS below) that determine OCIP payouts:

- A TARGET INCENTIVE PERCENT is set at the beginning of the year (or effective date of hire or transfer if one becomes a participant after the start of the year) and is expressed as a percentage of a participant's eligible earnings. The target depends on a number of factors -- including market competitiveness, as well as a participant's position level, salary level, past individual performance and expected future contributions to the organization.

- Two Company performance measures -- SALES GROWTH and EARNINGS PER SHARE -- represent a significant portion of the Plan's total payout opportunity. Such a strong focus on these two measures underscores their importance to our success in creating shareholder value, in addition to generating more global consistency and teamwork across the Company.

- BUSINESS UNIT/FUNCTION (BU/F) MEASURES & PERSONAL OBJECTIVES provide opportunity for participants to earn incentives based on the performance of their unit/function, as determined from pre-established personal objectives. Funding for this component is contingent on meeting the participant's applicable CAPITAL CHARGE QUALIFIER.

- A component linked to LEADERSHIP COMMITMENTS accounts for the remainder of the Plan's payout.

The maximum payout to any individual under the Plan is 200 percent of targeted payout. Payout for the 2000 Plan is expected to occur in March 2001.

2000 PERFORMANCE MEASURES

COMPANY PERFORMANCE MEASURES

- TOTAL PHARMA SALES GROWTH - For incentive determination purposes, Sales Growth will be based on Total Pharma (i.e., pharmaceutical and Global Specialty Operations) performance. The target payout for this measure will be made if 10% Sales Growth is achieved, with the maximum payout awarded at 18% growth.


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                                       1

- TOTAL COMPANY EARNINGS PER SHARE (EPS) - The target payout for this measure will be made if $1.50 EPS is achieved. The maximum payout will be awarded if $1.70 EPS is attained.

BU/F MEASURES AND LEADERSHIP COMMITMENTS

- BU/F MEASURES are based on each participant's PERSONAL OBJECTIVES established for 2000. The payout for this component will only be made if the participant's applicable CAPITAL CHARGE QUALIFIER is met. Additional details on this qualifier are provided later in the Plan Document.

- LEADERSHIP COMMITMENTS are based on 360-degree management behaviors assessment, in addition to an overall general assessment made by the participant's senior management (including the CEO). A key basis for making this assessment will be the participant's demonstrated performance against the company's five Best Managed Behaviors.

The target payout mix between components will vary based on the participant's designated business group. Refer to the overview below for the applicable payout mix of each participant.

--------------------------------------------------------------------------------------
                 TOTAL
                 PHARMA     TOTAL
                 SALES     COMPANY      BU/F MEASURES &           LEADERSHIP
                 GROWTH      EPS      PERSONAL OBJECTIVES         COMMITMENTS    TOTAL
--------------------------------------------------------------------------------------
PHARMA MARKET
REGION HEADS,
GBM GVPS,          15%       15%               40%                    30%        100%
GSO HEAD

--------------------------------------------------------------------------------------
ALL OTHER
PARTICIPANTS       25%       25%               20%                    30%        100%
--------------------------------------------------------------------------------------

                                          [Arrow Graphic]
                                          CAPITAL CHARGE
                                            QUALIFIER:
                                        The BU/F payout is
                                      funded at attained % of
                                      target if 2000 Earnings
                                       Before Taxes Minus 9%
                                       Interest on Operating
                                       Capital Base is equal
                                        to or greater than
                                       comparable figure for
                                      1999. If less than 1999,
                                        funding for the BU/F
                                         component is zero.
--------------------------------------------------------------------------------------





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                                       2

PURPOSE OF THE PLAN DOCUMENT

The purpose of the Plan Document that follows is to provide eligible participants with an understanding of the key design features of the 2000 Operations Committee Incentive Plan (OCIP).

In the pages that follow, participants will learn the specifics about:

-        Plan measures and weighting,

-        Performance objectives,

-        Performance determination,

-        Final payout determination,

-        Definitions and terminology, and

-        Plan administration.




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                                       3

2000 OPERATIONS COMMITTEE INCENTIVE PLAN (OCIP) DOCUMENT

--------------------------------------------------------------------------------

ELIGIBILITY
Eligible employees (participants) in the OCIP include all Operations Committee
(OC) members (excluding Ag) of Pharmacia Corporation.

TARGET AWARDS
Each OCIP participant will have a target incentive percent established at the start of the year (or effective date of hire or transfer if one becomes a participant after the start of the year). Each individual's target incentive percent is established by their senior management, including the Chief Executive Officer. The Compensation Committee of the Board of Directors of Pharmacia Corporation approves the target incentive percent for all Elected Officers. The target is set based on a number of factors, including, but not limited to:

-        Market competitiveness of the position,

-        Job level,

-        Base salary level,

-        Past individual performance, and

- Expected contribution to future company performance and business impact.

The methodology for determining final incentive awards is covered later in the Plan Document.

PLAN DESIGN
The OCIP contains specific measures related to Company results, Business Unit/Function (BU/F) and Personal results, and Leadership Commitments. Company performance accounts for a significant portion of the incentive target of each participant, while BU/F & Personal Objectives and Leadership Commitments account for the remaining portion of the incentive target.

For incentive determination purposes, Company performance is measured by year to year Sales Growth and Earnings Per Share (EPS). These measures are formally defined below.

SALES GROWTH is defined as the percent increase of 2000 Total Pharma Net Sales over 1999 Total Pharma Net Sales. Total Pharma Net Sales include pharmaceutical and Global Specialty Operations sales only. For incentive determination purposes, sales figures may be restated -- following standard accounting practices -- to reflect unusual and/or non-recurring items such as large sales, divestitures, etc.

EPS is defined as Net Annual Earnings for the entire Pharmacia Corporation (including Ag) -- as adjusted for certain special items such as restructuring costs -- divided by the average annual number of Pharmacia Corporation common shares outstanding.

BU/F MEASURES will be based on each participant's achievement versus his/her PERSONAL OBJECTIVES for 2000. This component of the Plan also has a qualifier linked to CAPITAL CHARGES for the participant's designated business group. More detail on this qualifier will be covered later in the document.


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                                       4

LEADERSHIP COMMITMENTS will be measured based on the results of 360-degree management behaviors assessment, in addition to an overall assessment of leadership performance to be made at year-end by the participant's senior management (including the CEO).

WEIGHTING OF INCENTIVE COMPONENTS
The weighting of incentive components for all OCIP participants is as follows:

 -------------------------------------------------------------------------
                  TOTAL
                  PHARMA     TOTAL
                  SALES     COMPANY      BU/F MEASURES &      LEADERSHIP
                  GROWTH      EPS      PERSONAL OBJECTIVES    COMMITMENTS
 -------------------------------------------------------------------------

 PHARMA MARKET
 REGION HEADS,     15%        15%              40%                30%
 GBM GVPS,
 GSO HEAD

 -------------------------------------------------------------------------

 ALL OTHER
 PHARMA            25%        25%              20%                30%
 PARTICIPANTS

 -------------------------------------------------------------------------


DETERMINING INCENTIVE PAYOUTS
Achievement relative to the performance goals established for each component determines the extent to which a participant receives an annual incentive award. The Compensation Committee of the Board of Directors approves final incentive payments for all Elected Officers.

COMPANY COMPONENTS
For TOTAL PHARMA SALES GROWTH and TOTAL COMPANY EPS, performance is measured relative to the established targets for each component. The payout curves for these components are illustrated on the next two pages.


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                                       5

                       2000 TOTAL PHARMA SALES GROWTH(1)


                          [LINE GRAPH OF SALES GROWTH]

(1) See Appendix I for table showing payout factor for incremental levels of Sales Growth performance


                     2000 TOTAL COMPANY EPS PAYOUT CURVE(2)


                        [LINE GRAPH OF EPS PAYOUT CURVE]

(2) See Appendix II for table showing payout factor for incremental levels of EPS performance




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                                       6

Some additional points to note regarding the Sales Growth and EPS components:

-        The maximum payout is 200% of target payout for each component.

- Payouts will be prorated for incremental performance between the indicated performance/payout levels in Appendices I and II.

BUSINESS UNIT/FUNCTION (BU/F) MEASURES & PERSONAL OBJECTIVES
This component will be based on the participant's performance versus his/her Personal Objectives established for 2000. Performance against these objectives will be assessed at year-end by the participant's senior management (including the Chief Executive Officer), and an appropriate payout percent for this component will be determined based on this assessment. Similar to the Sales Growth and EPS components, payouts under the BU/F MEASURES & PERSONAL OBJECTIVES component may range from 0% to 200% for any individual participant.

The payout for this component of the Plan will only be funded if the CAPITAL CHARGE QUALIFIER for the participant's designated business group is met. To qualify for the BU/F payout, the 2000 Capital Charge Qualifier of the participant's business group must meet or exceed the comparable figure in 1999. For purposes of this qualifier, the following points will apply:

- The designated business groups for purposes of applying this payout qualifier are as follows:

                   PARTICIPANTS                  DESIGNATED BUSINESS GROUP
                   ------------                  -------------------------
            GCO, GBM and R&D Presidents,         Total Pharma (Rx + GSO)
            Global Supply SVP and Chief
            Scientific Officer

            Pharma Market Region Heads and          Pharma (Rx only)
            GBM Group Vice Presidents

            Global Specialty Operations        Global Specialty Operations

            All Other Participants                   Total Company

- Capital Charge Qualifier = Earnings Before Taxes minus 9% Interest on Operating Capital Base.

-        Operating Capital Base for all participants includes: Inventory;
         Accounts Receivable; Net Property, Plant and Equipment; Net Intangibles from Investments after January 1, 1999; and the Net Book Value of the Company's Biotech Investment.

LEADERSHIP COMMITMENTS
This component will be based on the results of 360-degree management behaviors assessment, as well as an overall general assessment made by the participant's senior management (including the CEO). A key basis for making this assessment will be the participant's demonstrated performance against the company's five Best Managed Behaviors. The participant's final payout percent will be determined relative to their targeted payout level based on the collective results of these two elements. The payout for this component may range from 0% to 200% for any individual participant.


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                                       7

OCIP PAYMENT
At the end of the Plan year, after all results have been finalized (including Company, BU/F & Personal Objectives, and Leadership Commitments), the actual incentive payment will be determined. If the participant is an Elected Officer, the final incentive payment must be approved by the Compensation Committee of the Board of Directors. Final awards are expected to be issued in March 2001.

If a participant has an outstanding debt to the Company at the time an annual incentive payment would otherwise be made, the Company may apply the incentive payment to satisfy the debt. If a participant is found to have violated the Company's Business Ethics Policy, the Company may withhold, within the discretion of the Chief Compliance Officer, all or part of the participant's incentive payment.

GENERAL PLAN PROVISIONS

TARGET INCENTIVE PERCENTS
Target incentive percents are generally established at the start of the year for all participants, or on the effective date of new hire or transfer for participants who become eligible for the OCIP after the start of the Plan year. This target usually remains fixed for the entire Plan year. In those circumstances where a participant's target incentive percent changes during the Plan year, the target in effect on December 31, 2000 will apply for determining the participant's total OCIP award (i.e., target incentive percents will not be prorated).

ELIGIBLE EARNINGS
Final actual incentive percents will be applied to eligible earnings to determine final payout amounts. Eligible earnings are defined as the participant's annual base salary as of December 31, 2000, plus any lump sum merit increases earned during the year. Eligible earnings will be adjusted to reflect:

-        Short term disability periods in excess of 90 days.

-        Any period on long term disability.

-        Any period on unpaid leave of absence.

PARTIAL YEAR ELIGIBILITY
For the 2000 plan year, all OCIP participants will be considered participants for the entire plan year, regardless of when they became an OCIP member. In most cases, participants must be employed as of December 31, 2000, to be eligible for a payout from the 2000 OCIP.

NEW HIRES -- New employees who meet the eligibility requirements of the OCIP will be eligible to receive a prorated incentive based on the time they were eligible for the Plan. To be eligible for a prorated incentive in the 2000 OCIP, both of the following criteria must be met:

-        New employees must begin their employment prior to November 1, 2000.

-        Participants must be employed by the Company on December 31, 2000.

TRANSFERS -- For employees who transfer from one job or employee status to another, eligibility will depend on their award eligibility before and after the transfer.

- If an employee transfers from a position that is not eligible to participate in the OCIP to one that is eligible, he/she will be considered a participant in the OCIP for the full year. The employee will not be eligible for a prorated award from the plan he/she was previously participating in.


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                                       8

- If an employee transfers from one OCIP-eligible position to another, the total OCIP award will be based on the eligible earnings, performance measures and annual incentive target in effect on December 31, 2000.

- If an employee transfers from an OCIP-eligible position to one that is not eligible, he/she will cease participating in the OCIP as of the date of transfer. The participant's OCIP award will be prorated based on the time they were eligible for the Plan. Awards will be calculated using the eligible earnings, performance measures and incentive target in effect on the date of transfer. The employee must be employed by the Company on December 31, 2000 to qualify for a partial year OCIP payment. For the time period following OCIP eligibility, the terms and conditions of the plan he/she transfers to will apply.

TERMINATIONS -- Participants who terminate employment prior to the last day of the incentive period (December 31, 2000) will not be eligible for any OCIP payment for that year unless it is contractually stated in a separation agreement, except for the following circumstances:

- Participants who die or who retire under a Company-sponsored retirement program during the Plan year will be eligible for a prorated award. The award will be calculated from the date when they became eligible for the 2000 OCIP to the date of death or retirement. In the case of the death of a participant, any OCIP award payable to the participant shall be paid to his/her beneficiary in a single payment at the same time as all other incentive awards are distributed. For this purpose, the Plan will use the beneficiary named under the Company-sponsored life insurance plan. If no life insurance beneficiary is designated, the beneficiary will be the decedent's estate.

- Participants who leave the Company under a Company-sponsored disability program, separation program or other program approved by the Management Committee, will be eligible for a prorated OCIP award. The award will be calculated from the date when they became eligible for the 2000 OCIP to the effective date of separation.

Awards for terminees who are eligible for a prorated payment under the above circumstances will be calculated using the eligible earnings, performance measures and incentive target in effect on the date of termination.

LEAVE OF ABSENCE -- Participants who are not actively employed for the entire incentive period because they were on an approved leave of absence, but who are still employed on December 31, 2000, will be eligible to receive a prorated incentive payment for the period he/she was actively working, as well as short term absences and the first 90 days of disability leave.

TAX CONSIDERATIONS, WITHHOLDING AND SAVINGS PLAN CONTRIBUTIONS
Incentive payments under the Plan will be treated as taxable income for the year in which the participant receives the award. The Company will withhold appropriate amounts from all payments to satisfy all federal, state and local tax withholding requirements. Additionally, for employees who participate in the Company's savings plan, contributions to the savings plan will be deducted out of the participant's OCIP payment in an amount equal to the employee's current standard contribution percentage. This same principle also applies to eligible participants who have made prior elections to defer all or a portion of their annual incentive payment into the Company's Savings+Plus deferred compensation program.


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                                       9

NO RIGHTS TO EMPLOYMENT
Nothing in this Plan, and no action taken pursuant to the Plan, shall confer upon any participant the right to continue in the employ of the Company, or affect the right of the Company to terminate any participant's employment at any time and for any or no reason.

PLAN ADMINISTRATION
The general design of the Plan shall be approved and sponsored by the Compensation Committee of the Board of Directors of the Company. Global Human Resources shall have accountability to implement all administrative aspects of the Plan. All payments made under this Plan to Elected Officers of the Company are subject to review and approval by the Compensation Committee. The Chief Executive Officer (CEO) of the Company shall have the full power and authority to interpret the Plan, make factual determinations, and to prescribe, amend and rescind any rules, forms or procedures as deemed necessary or appropriate for the proper administration of the Plan. Any determinations, decisions, actions or interpretations to be made under the Plan by the CEO, including determinations as to issues on which the Plan Document is silent, shall be made in his sole discretion, not in any fiduciary capacity and need not be uniformly applied to similarly situated individuals. All determinations made by the CEO shall be final, conclusive and binding on the Company, all participants, and any other persons having or claiming an interest under the Plan.

AMENDMENT AND TERMINATION OF THE PLAN
The Company reserves the right to amend or terminate the Plan at anytime by action of the CEO, and in the case of Elected Officers, by action of the Compensation Committee. This right includes, but is not limited to, the modification of eligibility for participation, incentive measures, performance targets and/or performance results. This right also includes the modification of the terms of the Plan as may be necessary or desirable to comply with the laws or local customs of countries in which the Company operates or has employees.

The Company's obligation to pay compensation as herein provided is subject to any applicable orders, rules or regulations of any government agency or office having authority to regulate the payment of wages, salaries, and other forms of compensation.


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                                       10

APPENDIX I
2000 TOTAL PHARMA SALES GROWTH PAYOUT CURVE -- TABLE*



                       -------------------------------
                       SALES GROWTH      PAYOUT FACTOR
                       -------------------------------
                         < 4.0%                0%
                       -------------------------------
                           4.0%               50%
                       -------------------------------
                           4.5%               55%
                       -------------------------------
                           5.0%               60%
                       -------------------------------
                           5.5%               64%
                       -------------------------------
                           6.0%               68%
                       -------------------------------
                           6.5%               72%
                       -------------------------------
                           7.0%               76%
                       -------------------------------
                           7.5%               80%
                       -------------------------------
                           8.0%               84%
                       -------------------------------
                           8.5%               88%
                       -------------------------------
                           9.0%               92%
                       -------------------------------
                           9.5%               96%
                       -------------------------------
                           10.0%              100%
                       -------------------------------
                           10.5%              107%
                       -------------------------------
                           11.0%              114%
                       -------------------------------
                           11.5%              120%
                       -------------------------------
                           12.0%              126%
                       -------------------------------
                           12.5%              132%
                       -------------------------------
                           13.0%              138%
                       -------------------------------
                           13.5%              144%
                       -------------------------------
                           14.0%              150%
                       -------------------------------
                           14.5%              157%
                       -------------------------------
                           15.0%              164%
                       -------------------------------
                           15.5%              170%
                       -------------------------------
                           16.0%              176%
                       -------------------------------
                           16.5%              182%
                       -------------------------------
                           17.0%              188%
                       -------------------------------
                           17.5%              194%
                       -------------------------------
                           18.0%              200%
                       -------------------------------
                          >18.0%              200%
                       -------------------------------


* Payouts are prorated for incremental performance between the indicated performance/payout levels.


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                                       11

APPENDIX II
2000 TOTAL COMPANY EPS PAYOUT CURVE -- TABLE*


                       ------------------------
                         EPS      PAYOUT FACTOR
                       ------------------------
                       <$1.35           0%
                       ------------------------
                        $1.35          50%
                       ------------------------
                        $1.36          54%
                       ------------------------
                        $1.37          58%
                       ------------------------
                        $1.38          62%
                       ------------------------
                        $1.39          66%
                       ------------------------
                        $1.40          70%
                       ------------------------
                        $1.41          73%
                       ------------------------
                        $1.42          76%
                       ------------------------
                        $1.43          79%
                       ------------------------
                        $1.44          82%
                       ------------------------
                        $1.45          85%
                       ------------------------
                        $1.46          88%
                       ------------------------
                        $1.47          91%
                       ------------------------
                        $1.48          94%
                       ------------------------
                        $1.49          97%
                       ------------------------
                        $1.50         100%
                       ------------------------
                        $1.51         105%
                       ------------------------
                        $1.52         110%
                       ------------------------
                        $1.53         115%
                       ------------------------
                        $1.54         120%
                       ------------------------
                        $1.55         125%
                       ------------------------
                        $1.56         130%
                       ------------------------
                        $1.57         135%
                       ------------------------
                        $1.58         140%
                       ------------------------
                        $1.59         145%
                       ------------------------
                        $1.60         150%
                       ------------------------
                        $1.61         155%
                       ------------------------
                        $1.62         160%
                       ------------------------
                        $1.63         165%
                       ------------------------
                        $1.64         170%
                       ------------------------
                        $1.65         175%
                       ------------------------
                        $1.66         180%
                       ------------------------
                        $1.67         185%
                       ------------------------
                        $1.68         190%
                       ------------------------
                        $1.69         195%
                       ------------------------
                        $1.70         200%
                       ------------------------
                       >$1.70         200%
                       ------------------------

* Payouts are prorated for incremental performance between the indicated performance/payout levels.


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